                                                                   EXHIBIT 10.37

                                PLEDGE AGREEMENT
                                ----------------


          THIS PLEDGE AGREEMENT, dated as of October 17, 1996, made by Corinthian Colleges, Inc., a Delaware corporation (the "Company"), and Rhodes Colleges, Inc., a Delaware corporation ("Rhodes" and, together with the Company, collectively referred to herein as the "Pledgors" and individually as a "Pledgor"), in favor of The Prudential Insurance Company of America ("Pledgee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Pledgors are the owners of the shares of stock listed opposite each Pledgor's name in Schedule A attached hereto and issued by the companies listed opposite each Pledgor's name (the "Pledged Companies") set forth on Schedule A (which, together with any additional shares pledged to the Pledgee, are collectively referred to as the "Pledged Shares");

          WHEREAS, the Company and the Pledgee have or are about to enter into the Note Purchase and Revolving Credit Agreement, dated as of the date hereof (as amended from time to time, the "Note Agreement"), pursuant to which the Pledgee has agreed to purchase the Senior Secured Term Notes due 2003 of the Company in the aggregate principal amount of $22,500,000 (as the same may be amended from time to time, together with any notes issued in substitution or exchange therefor, the "Term Notes"), and to make loans from time to time in an aggregate principal amount not to exceed $5,000,000 outstanding at any time to be evidenced by the Company's Senior Secured Revolving Notes due 1999 (as the same may be amended from time to time, together with any note or notes issued in substitution or exchange therefor, the "Revolving Notes" and, together with the Term Notes collectively referred to herein as the "Notes" and individually as a "Note"); and

          WHEREAS, the Pledgee is willing to purchase the Notes and make revolving loans, subject to the terms, covenants and conditions set forth in the Note Agreement, but only if the Company's obligations under the Notes, the Company's other obligations with respect to the Note Agreement and related documents and all other obligations of the Company and each of its Subsidiaries under any Transaction Document are collateralized by, among other things, all of the Pledged Collateral through the granting of liens and security interests, as provided for herein and in certain other documents.

          NOW, THEREFORE, for the above reasons, in consideration of the premises, and of the mutual covenants contained in the Note Agreement, and to induce the Pledgee to purchase the Notes and make revolving loans pursuant to the Note Agreement, the parties hereto agree as follows:

          SECTION 1.  Defined Terms.
                      -------------

          1.1  Terms Defined in the Note Agreement.  All capitalized terms used
               -----------------------------------
in this Agreement that are defined in the Note Agreement are used in this Agreement as defined in the Note Agreement, unless otherwise defined herein.

          1.2  Other Defined Terms.  As used in this Agreement,  the following
               -------------------
terms shall have the meanings indicated:

          "Note Holder" shall mean, at any point in time, any holder of any of
           -----------
the outstanding Notes, collectively which shall be referred to as the "Note
                                                                       ----
Holders".
-------

          "Obligations"  shall mean any and all obligations, liabilities and
           -----------
indebtedness of each Pledgor to the Pledgee or any other Note Holder, of any and every kind and nature, whether principal, interest or premium, whether now or hereafter owing, whether primary or secondary, direct or indirect, fixed, contingent or otherwise, and whether an obligation for payment, performance or otherwise, including, without limitation, all amounts due under the Note Agreement, the Notes or any other Transaction Document (including, without limitation, the principal of, interest on and any Yield Maintenance Amount with respect to any Note) and the other instruments and documents (including this Agreement) executed in connection with any of the foregoing instruments and documents, other than the Warrants and the Registration Rights Agreement.

          "UCC" shall have the meaning set forth in Section 1.3 of this
           ---
Agreement.

          1.3  Terms Defined in Uniform Commercial Code.  All other terms used
               ----------------------------------------
in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meanings assigned to such terms in the Uniform Commercial Code in effect in the State of California as of the date first above written ("UCC") to the extent such other terms are defined therein.

          1.4  Singular/Plural.  Unless the context of this Agreement otherwise
               ---------------
clearly requires, references to the plural include the singular, the singular include the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. References to sections, subsections and schedules are to this Agreement unless stated otherwise.

          SECTION 2.  Pledge.  Each Pledgor hereby pledges, hypothecates,
                      ------
assigns, transfers, sets over and delivers to the Pledgee, and grants to the Pledgee a security interest in, all of the following (all being collectively referred to herein as the "Pledged Collateral"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all cash, securities, dividends, rights and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of stock of any issuer of any of the Pledged Shares at any time and from time to time acquired by each Pledgor in any manner, and the certificates representing such additional shares, and also cash, securities, dividends, rights and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of such shares; and

          (c) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all thereof.

          SECTION 3.  Security for Obligations.  This Agreement secures the
                      ------------------------
payment of any and all of the Obligations.

          SECTION 4.  Delivery of Pledged Shares.  All certificates or
                      --------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to the Pledgee and held by the Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures guaranteed, all in form and substance satisfactory to the Pledgee. Such certificates or instruments representing or evidencing the Pledged Collateral shall be delivered concurrently with the execution of this Agreement by each Pledgor and other Pledged Collateral shall be so delivered immediately upon the acquisition by each Pledgor or possession thereof. In addition, the Pledgee shall have the right at any time following the occurrence of an Event of Default to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5.  Representations and Warranties.  Each Pledgor represents
                      ------------------------------
and warrants that, as of the date hereof:

          (a) the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable;

          (b) it has good and lawful right and power to enter into this Agreement and to pledge, assign and deliver the Pledged Collateral, all as provided herein;

          (c) the Pledged Shares constitute all of the issued and outstanding shares of the stock of each of the Pledged Companies;

          (d) it is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge, encumbrance or restriction on the Pledged Collateral except for the security interest created by this Agreement;

          (e) this Agreement constitutes a legal, valid and binding obligation of such Pledgor and is enforceable against such Pledgor in accordance with the terms of the Agreement, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

          (f) there are no outstanding options, warrants or other agreements with respect to the Pledged Collateral other than this Agreement;

          (g) it is not a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Collateral with respect to the Pledged Collateral;

          (h) no portion of the Pledged Shares is subject to any right of first refusal or restriction which could affect the ability of any purchaser from any Pledgee to sell the same, except for restrictions prohibiting distributions in violation of the Securities Act;

          (i) no consent of any other party and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for (i) the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, (ii) the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally), or (iii) the perfection of the security interests granted by this Agreement;

          (j) upon delivery of the Pledged Collateral as required by Section 2 of this Agreement, the Pledgee shall have a continuing and valid first perfected priority security interest in the Pledged Collateral securing payment of the Obligations and each one of them will be a "bona fide purchaser" (as such term is defined in Article 8 of the UCC) of the Pledged Collateral;

          (k) it has not performed any acts which might prevent the Pledgee from enforcing any of the terms and conditions of this Agreement; and

          (l) all of the representations and warranties made in this Section 5 shall survive the execution and delivery of this Agreement and the extension of credit by the Pledgee to any of the Pledgors and shall be deemed to be repeated and confirmed on the date of the granting of each extension of credit and, as related to any additional securities or property which hereafter becomes subject to the pledge hereunder, each time additional securities or property become subject to pledge under this Agreement.

          SECTION 6.  Further Assurances.  Each Pledgor agrees that at any time
                      ------------------
and from time to time, at the sole cost and expense of such Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action (including, without limitation, the filing of Uniform Commercial Code financing statements), which may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          SECTION 7.  Pledgee Appointed Attorney-in-Fact.  Each Pledgor appoints
                      ----------------------------------
the Pledgee (and Persons designated by the Pledgee) as its attorney-in-fact, with full power of substitution and full authority in the place and stead of each Pledgor and in the name of each Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, the Pledgee shall have the right, whether or not an Event of Default shall have occurred and be continuing, to (i) notify the parties obligated on any of the Pledged Collateral to make payment to the Pledgee of any amounts due or to become due thereunder, and (ii) take control of any the Pledged Collateral not in the Pledgee's possession.

          SECTION 8.  Voting Rights; Dividends.
                      ------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

               (i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof so long as such exercise is not, and is not for any purpose, inconsistent with the terms of this Agreement or the other Transaction Documents; and

               (ii) each Pledgor shall be entitled to receive any and all cash dividends on the Pledged Collateral, the description and payment of which is not in violation of any provision of any Transaction Document, but any and all stock dividends, liquidating dividends, distributions in property, returns of capital or other dividends or distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for the Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise, and any and all cash and other property received in exchange for any Pledged Collateral hereunder and, if received by such Pledgor, shall forthwith be delivered to the Pledgee (accompanied, if appropriate, by proper instruments of assignment or stock powers executed by such Pledgor in accordance with the Pledgee' instructions or both) to be held subject to the terms of this Agreement.

          (b)  Upon the occurrence and during the continuance of an Event of
Default:

               (i) all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) hereof and to receive the dividends and other payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) hereof shall become vested in the Pledgee, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and other payments; and

               (ii) all dividends and other payments which are received by each Pledgor contrary to the provisions of Section 8(b)(i) hereof shall be
          (A) received in trust for the benefit of the Pledgee, (B) segregated from other funds of such Pledgor, and (C) forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

          SECTION 9.  Covenants.
                      ---------

          9.1  Transfers and Other Liens.  Each Pledgor covenants that it shall
               -------------------------
not:

          (a) sell, assign or otherwise dispose of, or grant any option or other right with respect to, any of the Pledged Collateral without the prior written consent of the Pledgee;

          (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except in favor of the Pledgee;

          (c) cause or permit any of the Pledged Companies to amend its Articles of Incorporation or other organizational document in any way that affects the Pledged Collateral without the prior written consent of the Pledgee;

          (d) become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Collateral with respect to the Pledged Collateral;

          (e) permit any portion of the Pledged Shares to be subject to any right of first refusal or restriction which could affect the ability of any purchaser from the Pledgee to sell the same, except for restrictions prohibiting distributions in violation of the Securities Act; nor

          (f) perform any acts which might prevent the Pledgee from enforcing any terms and conditions of this Agreement.

          9.2  Defend Pledgee's Interest.  Each Pledgor covenants and agrees
               -------------------------
that it will defend Pledgee's right, title and security interest in and to the Pledged Collateral and the proceeds of the Pledged Collateral against claims and demands of all Persons whatsoever.

          9.3  Voting Pledged Collateral.  Each Pledgor covenants that it shall
               -------------------------
not vote the Pledged Collateral to (i) authorize the issuance of any additional shares of capital stock of any of the issuers of any of the Pledged Collateral, or (ii) directly or indirectly reclassify or change any rights with respect to the Pledged Collateral, unless the Pledgee shall have first consented in writing.

          SECTION 10.  Pledgee May Perform.  If any Pledgor fails to perform any
                       -------------------
agreement contained herein, after written notice to Pledgor the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by such Pledgor in accordance with the provisions of Section 14 of this Agreement.

          SECTION 11.  Reasonable Care.  The Pledgee and the Pledgee shall be
                       ---------------
deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee, accords its own property, it being understood that the Pledgee shall not have any responsibility under any circumstances whatsoever for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral. The Pledgee shall further be deemed to have exercised reasonable care in the custody and preservation of any of the Pledged Collateral in its possession if it takes such action for that purpose as any Pledgor shall request in writing, but failure by the Pledgee to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by the Pledgee to do any act with respect to the preservation of such Pledged Collateral not so requested by a Pledgor shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Pledged Collateral.

          SECTION 12.  Rights Regarding Pledged Collateral and Obligations.  The
                       ---------------------------------------------------
Pledgee may from time to time, after the occurrence and continuance of an Event of Default, without notice to any Pledgor, take all or any of the following actions:

          (a) transfer all or any part of the Pledged Collateral into the name of the Pledgee or its nominee or nominees, with or without disclosing that such Pledged Collateral is subject to the lien and security interest hereunder;

          (b) notify the parties obligated on any of the Pledged Collateral to make payment to the Pledgee of any amounts due or to become due thereunder;

          (c) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto; and

          (d)  take control of any proceeds of the Pledged Collateral.

          SECTION 13.  Remedies Upon Default.
                       ---------------------

          (a) Each Pledgor agrees that from time to time, after an Event of Default shall occur and be continuing, the Pledgee or its agent or agents shall have the right to sell the Pledged Collateral at a price and using such methods as may be determined at the sole discretion of the Pledgee without notice to any Pledgor, or, if such waiver of notice is invalid at law, upon ten (10) days' written notice (which each Pledgor agrees is reasonable notification within the meaning of Section 9-504(3) of the UCC). Any purchaser of the Pledged Collateral at any such sale shall thereafter hold the same, absolutely, free from any claim or right of any kind, including any equitable right or right of redemption of any Pledgor. Each Pledgor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any rule of law or statute now existing or hereafter adopted. At the request of the Pledgee, each Pledgor shall execute any and all documents or instruments which the Pledgee deems desirable to evidence the Pledgee's rights as aforesaid. Such a sale shall not be a prerequisite to the Pledgee's rights to require the Pledgor to pay the Pledgee, in full, for any of the Obligations incurred by the Pledgee.

          (b) Each Pledgor further agrees that the Pledgee, or any agent or agents of the Pledgee, may:

               (i)    reasonably restrict the eligibility of prospective buyers;

               (ii) bid on or purchase any of the Pledged Collateral at any sale;

               (iii) conduct, adjourn or cancel any public sale, to the extent permitted by law or private sale for cash or upon credit as the Pledgee sees fit, subject to compliance with the terms of any applicable laws;

               (iv)   resell the Pledged Collateral on credit;

               (v) include in the reimbursement costs of such sale any expenses or indemnification practical to effectuate the sale or desirable to comply with the laws, regulations or instruments referred to in clause (iii) above;

               (vi) grant partial or limited waivers or releases without impairing other future rights of the Pledgee; and

               (vii) if such sale is upon credit, (A) defer any delivery of excess proceeds to such Pledgor until full payment for the Pledged Collateral so sold is collected, (B) have such Pledgor remain liable until full payment for the Pledged Collateral so sold is collected, and (C) retain the Pledged Collateral or a security interest in the Pledged Collateral.

          (c) Each Pledgor further agrees that the Pledgee shall be entitled to exercise all of the rights and remedies available to a secured party under the UCC and all rights and remedies available to it under this Agreement, the Note Agreement and any other document or instrument securing or evidencing the Obligations, including, without limitation, the rights to exercise and enforce their rights under Section 8(b) hereof with respect to the Pledged Collateral and the right to sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral or any interest therein. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

          (d) Each Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Collateral and therefore, may be compelled to resort to one or more private sales to a restricted group of offerees and purchasers who fulfill certain suitability standards and who agree, among other things, to acquire the Pledged Collateral for their own account for investment and not for distribution or resale. Each Pledgor consents to private sales so made even though such sales may be at prices and upon other terms less favorable than if the Pledged Collateral were sold at public sales. Each Pledgor agrees that the Pledgee shall have no obligation to delay sale of the Pledged Collateral for the period of time necessary to permit the offering and sale of the Pledged Collateral to be registered for sale under applicable laws. Each Pledgor consents that private sales made under the foregoing circumstances will be deemed to have been made in a commercially reasonable manner, and that the Pledgee shall not be liable nor accountable to any Pledgor for any discount allowed because such Pledged Collateral is sold in compliance with any such limitation or restriction. In case of any sale of the Pledged Collateral on credit or for future delivery, the Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral and, in case of any such failure, the Pledged Collateral may again be sold upon like notice. In lieu of exercising the power of sale herein conferred upon it, the Pledgee may proceed by a suit or suits at law or in equity to foreclose and sell the Pledged Collateral. Each Pledgor agrees that the Pledgee shall have the right to continue to retain the Pledged Collateral until such time as the Pledgee (in its sole judgment) believe that an advantageous price can be secured for the Pledged Collateral, and the Pledgee shall not be liable to any Pledgor for any loss in the value of the Pledged Collateral by reason of any delay in the sale thereof.

          SECTION 14.  Expenses.  Each Pledgor will upon demand pay to the
                       --------
Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral hereunder, or (ii) the failure by such Pledgor to perform or observe any of the provisions of this Agreement.

          SECTION 15.  Security Interest Absolute.
                       --------------------------

          (a) With respect to Rhodes, the Pledgee is hereby authorized, without notice to or demand upon Rhodes, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of Rhodes hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

               (i) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations or any portion thereof, or otherwise modify, amend or change the terms, or waive or otherwise consent to noncompliance with any provision, of the Note Agreement or any other Transaction Document, including, without limitation, increase the rate of interest thereon;

               (ii) receive, take and hold security or collateral for the payment or performance of the Obligations, or any part thereof, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such security or collateral;

               (iii) settle, release, compromise, collect or otherwise liquidate the Obligations, or any part thereof, in any manner;

               (iv) add, release or substitute any one or more guarantors, makers or endorsers of all or any part of the Obligations, and otherwise deal with the Company or any guarantor, maker or endorser as the Pledgee may elect in its sole discretion;

               (v) apply any and all payments or recoveries from any Pledgor, from the Company or any guarantor, maker or endorser of all or any part of the Obligations, or any collateral to the Obligations in such order as the Pledgee in its sole discretion may determine, whether any or all of the Obligations are secured or unsecured or guaranteed or not guaranteed by others.

          (b) Rhodes hereby agrees that its obligations under this Agreement are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

               (i) the invalidity or unenforceability of any security for or guaranty of all or any part of the Obligations or of the Note Agreement or any other Transaction Document, or the lack of perfection or failure of priority of any security for all or any part of the Obligations;

               (ii) the absence of any attempt to collect the Obligations, or any portion thereof, from the Company or any other Person or other action to enforce the same;

               (iii) any failure by the Pledgee to acquire, perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for all or any part of the Obligations;

               (iv) the avoidance of any lien or security interest in favor of the Pledgee for any reason;

               (v) any borrowing or grant of a security interest by the Company or any guarantor, as debtor-in-possession, or extension of credit, under Title 11 of the United States Code (the "Bankruptcy Code"); the disallowance, under the Bankruptcy Code, of all or any portion of the Pledgee's claim(s) for repayment of the Obligations; any use of cash collateral under the Bankruptcy Code; any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

               (v) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Company, any other Pledgor or any guarantor, maker or endorser, including without limitation, any discharge of, or bar or stay against collecting or accelerating, all or any part of the Obligations or the Liabilities (or any interest thereon) in or as a result of any such proceeding;

               (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

          (c) Until such time as the Obligations have been performed and paid in full and the Note Agreement has been terminated, Rhodes hereby irrevocably waives and releases the Company and any other Person from all "claims" (as defined in Section 101 of the Bankruptcy Code) to which Rhodes is or would at any time be entitled by virtue of its obligations under this Agreement, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Company or any other Person, or by virtue of any other indebtedness or obligations of the Company or any other Person to any Pledgor now existing or hereafter incurred. Rhodes further waives:

               (i) any requirements of diligence or promptness on the part of the Pledgee; and presentment, demand for payment or performance and protest and notice of protest with respect to the Obligations or any guaranty with respect thereto;

               (iii) notices (A) of nonperformance, (B) of default in respect of the Obligations, (C) of the existence, creation or incurrence of new or additional Obligations, (D) that any or all of the Obligations is due, (E) of any and all proceedings to collect from the Company, any maker, endorser or any guarantor of all or any part of the Obligations, or from anyone else, and (F) of exchange, sale, surrender or other handling of any security or collateral given to the Pledgee to secure payment of the Obligations or any guaranty therefor;

               (iv) any right to require the Pledgee to (A) proceed first against the Company or any other Person whatsoever, (B) proceed against or exhaust any security given to or held by the Pledgee in connection with the Obligations, or (C) pursue any other remedy in the Pledgee's power whatsoever;

               (v) any defense arising by reason of (A) any disability or other defense of the Company or any guarantor, (B) the cessation from any cause whatsoever of the liability of the Company or any guarantor (other than by full payment and performance of the Obligations and the termination of the Note Agreement) or (C) any act or omission of the Pledgee or others which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of the Company or any guarantor or any security given to or held by the Pledgee in connection with the Obligations; and

               (vi) any and all other suretyship defenses under applicable law.

          SECTION 16.  Amendments, Waivers and Consents.  No amendment or waiver
                       --------------------------------
of any provision of this Agreement nor consent to any departure by any Pledgor herefrom, nor release of the Pledged Collateral, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which is given. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Pledgee preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          SECTION 17.  Successors and Assigns.  This Agreement shall be binding
                       ----------------------
upon each Pledgor and their respective successors and assigns and shall inure to the benefit of the Pledgee and its successors and assigns.

          SECTION 18.  Addresses for Notices.  All written communications
                       ---------------------
provided for hereunder shall be sent by first class mail or telegraphic notice or nationwide overnight delivery service (with charges prepaid) or by hand delivery or telecopy and (i) if to the Pledgee addressed as specified for such communications in the Purchaser Schedule attached to the Note Agreement, or at such other address as the Pledgee shall have specified to the Pledgors in writing, (ii) if to any other Note Holder, addressed to such other Note Holder at such address as such other Note Holder shall have specified to the Pledgors in writing or, if any such other Note Holder shall not have so specified an address to the Pledgors, then addressed to such other Note Holder in care of the last Note Holder of such Note which shall have so specified an address to the Pledgors, and (iii) if to any Pledgor, addressed to it at the particular address shown for the Company in paragraph 11H of the Note Agreement, or at such other address as such Pledgor shall have specified for it to the holder of each Note in writing.

          SECTION 19.  Governing Law; Construction.  THIS AGREEMENT SHALL BE
                       ---------------------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 20.  Termination.  This Agreement shall terminate when all the
                       -----------
Obligations have been fully paid and performed and the Note Agreement and all commitments thereunder have been terminated, at which time the Pledgee shall reassign and deliver (or cause to be reassigned and redelivered) to each Pledgor at Pledgor's expense, or to such person or persons as the Pledgors shall designate, against receipt, such of the Pledged Collateral (if any) as shall have not been sold or otherwise applied by the Pledgee pursuant to the terms of this Agreement and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Pledgee and at the expense of each Pledgor.

          SECTION 21.  Payments Set Aside.  Notwithstanding the provisions of
                       ------------------
Section 20 of this Agreement, to the extent that any the Company or any of its Subsidiaries makes a payment or payments to the Pledgee or the Pledgee enforces its security interests or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part of such payment or payments or proceeds are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part of such obligation originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          SECTION 22.  Counsel's Opinion.  Each Pledgor hereby directs the
                       -----------------
counsel referred to in paragraph 3A(1) of the Note Agreement to deliver the opinions referred to in such paragraph, and agrees that the issuance and sale of any Notes will constitute a reconfirmation of such direction.

          SECTION 23.  Survival of Representations, Warranties and Covenants;
                       ------------------------------------------------------
Joint and Several Obligations.  All representations, warranties and covenants
-----------------------------
made by the Pledgors to the Pledgee in connection with this Agreement and all statements contained in any certificate or other instrument delivered to the Pledgee pursuant to this Agreement shall be deemed representations, warranties and covenants hereunder of the Pledgors and shall survive the execution and delivery of this Agreement until the termination of this Agreement in accordance with Section 20. All covenants and agreements of each Pledgor herein are joint and several obligations of each such Pledgor.


                             *    *    *    *    *



                          [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                              CORINTHIAN COLLEGES, INC.



                              By:    /s/ David G. Moore
                                 -------------------------------
                              Title: President/CEO
                                    ----------------------------


                              RHODES COLLEGES, INC.



                              By:    /s/  David G. Moore
                                 -------------------------------
                              Title: President/CEO
                                    ----------------------------


Accepted by:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA



By:_________________________
Title:______________________

          IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                              CORINTHIAN COLLEGES, INC.



                              By:______________________________
                              Title:___________________________



                              RHODES COLLEGES, INC.



                              By:______________________________
                              Title:___________________________



Accepted by:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA



By: SIGNATURE ILLEGIBLE
   ----------------------------
Title: VICE PRESIDENT
      -------------------------

                                   SCHEDULE A


Pledgor                                   Pledged Shares
-------                                   --------------

Corinthian Colleges, Inc.                 100 shares of Rhodes Colleges, Inc.
                                          represented by certificate no. 1

                                          100 shares of Corinthian Schools, Inc.
                                          represented by certificate no. 1


Rhodes Colleges, Inc.                     100 shares of Florida Metropolitian
                                          University, Inc. represented by
                                          certificate no. 1

                                          100 shares of Rhodes Business Group,
                                          Inc. represented by certificate no. 1